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                                                                  Exhibit 10.55


                           MSC STOCK OPTION AGREEMENT



         This MSC Stock Option Agreement (the "Option Agreement") is entered into as of the 2nd day of February, 2000, between Resource Bancshares Mortgage Group, Inc., a Delaware corporation (the "Company"), and Boyd M. Guttery (the "Optionee").

         1.       Definitions.

                  Throughout this Option Agreement, the following terms shall have the meanings indicated:

                  (a)      "Change of Control" shall mean:

                           (A) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (C) of this paragraph 1(a); or

                           (B) Individuals who, as of the date hereof,
                  constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                           (C) Consummation of a reorganization, merger or
                  consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each



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                  case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                           (D) Approval by the stockholders of the Company of a
                  complete liquidation or dissolution of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (c) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

                  (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (e) "Exercise Date" shall have the meaning indicated in paragraph 3 hereof.

                  (f) "Fair Market Value" shall mean, with respect to the Common Stock on any day, the closing sales price of a share of Common Stock for the immediately preceding day or, if the principal market for trading the Common Stock is not open or if no closing sales price of a share of Common Stock is available on that day, the closing sales price of a share of Common Stock for the day most immediately preceding that day for which a closing sales price is available. The market value of the Option on any day shall be the market



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         value of the underlying Common Stock, determined as aforesaid, less the exercise price of the Option.

                  (g) "Notice" shall have the meaning indicated in paragraph 3 hereof.

                  (h) "Option" shall have the meaning indicated in paragraph 2 hereof.

                  (i) "Option Period" shall mean the period commencing on the date of this Option Agreement and ending at the close of the Company's business ten years from the date hereof.

                  (j) "Option Shares" shall have the meaning indicated in paragraph 2 hereof.

                  (k) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (l) "Total Option Price" shall have the meaning indicated in paragraph 3 hereof.

         2.       Award of Option.

                  Effective upon the date hereof, and subject to the terms and conditions set forth herein, the Company has awarded to the Optionee the option (the "Option") to purchase from the Company, at an exercise price of $4.0625 per share, up to but not exceeding in the aggregate 19,230 shares of the Common Stock (the "Option Shares").

         3.       Exercise of Option

                  (a) The Option shall be exercisable, in whole or in part, at any time and from time to time during the Option Period, but not thereafter. The Option shall terminate on the expiration of the Option Period, if not earlier terminated.

                  (b) No less than 100 shares of Common Stock may be purchased upon any one exercise of the Option granted hereby unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

                  (c) An Option shall not be exercisable for a fractional share; provided that, if an Option for a fractional share results from an event described in paragraph 7, then, upon exercise of such Option, the Optionee shall receive the Fair Market Value of such fractional share in cash.

                  (d) The Option shall be exercised by the Optionee by delivery to the Secretary of the Company, on any business day during the Option Period (the "Exercise Date"), of (i) a written notice specifying the number of shares the Optionee then desires to purchase (the "Notice") and (ii) cash or a check made payable to the order of the Company in an aggregate amount in United States dollars equal to the exercise price for the number of shares specified in the Notice (the "Total Option Price"), or shares of Common Stock owned by the Optionee for a period of six months with a Fair Market Value equal to the


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         Total Option Price, or a combination thereof. In all cases, the Notice shall state that the Optionee acknowledges that payment of the Total Option Price is his absolute and personal liability enforceable by the Company against him or his estate.

                  (e) Within 60 days after the Exercise Date, subject to the receipt of payment of the Total Option Price and of any payment in cash of federal, state or local income tax withholding or other employment tax that may be due upon the issuance of the Option Shares as determined and computed by the Company pursuant to paragraph 6, the Company shall issue to the Optionee the number of shares with respect to which such Option shall be so exercised and shall deliver to the Optionee a certificate or certificates therefor.

                  (f) The Option is not transferable by the Optionee otherwise than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined in the Code. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined in the Code, shall vest in the assignee or transferee any interest or right whatsoever; but, immediately upon any attempt to assign or transfer the Option, except as expressly permitted herein, the same shall terminate and be of no force or effect.

         4.       Termination.

                  The Option evidenced hereby shall terminate immediately and thereafter be of no force or effect upon and following the occurrence of any of the following events:

                  (a) The expiration of the Option Period.

                  (b) The termination of the Optionee's status as a Director of the Company incidental to conduct that, in the judgment of the Board of Directors of the Company, involves conduct detrimental to the Company.

                  (c) The expiration of twelve months following the Optionee's death. During such extended period, the Option may be exercised by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent or distribution, but only to the extent that the Option was exercisable on the date of the Optionee's death.

                  (d) To the extent set forth in paragraph 7, in the event of
         (i) a Change of Control of the type set forth in paragraph (C) of the definition of Change of Control and (ii) the complete liquidation or dissolution of the Company, and, to the extent set forth in subparagraph 3(f), upon an attempted assignment or transfer of the Option otherwise than as expressly permitted herein.

         5.       Rights as Stockholder.

                  An Optionee shall have no rights as a stockholder of the Company with respect to any shares underlying the Option until the day of the issuance of a stock certificate to him or her for



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those shares upon payment of the exercise price in accordance with the terms and provisions hereof. Subject to paragraph 7, no adjustments shall be made for dividends (whether ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

         6.       Payment of Withholding Taxes.

                  Upon the Optionee's exercise of his Option with respect to any of the Option Shares in accordance with the provisions of paragraph 3, the Optionee shall pay to the Company at the time of delivery of the Notice and the Total Option Price the amount of any federal, state or local income tax withholding or other employment tax that may be due upon the exercise of the Option. The determination of the amount of any such federal, state or local income tax withholding or other employment tax due in such event shall be made by the Company and shall be binding upon the Optionee.

         7.       Recapitalization; Reorganization.

                  The shares underlying the Option are shares of Common Stock as constituted on the date of this Option Agreement, but if, during the Option Period and prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Option has been awarded, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or some other increase or decrease in the number of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to the Option shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Option Agreement), and the exercise price per share shall be proportionately reduced, and (b) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to the Option shall be proportionately reduced (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Option Agreement), and the exercise price per share shall be proportionately increased.

                  Subject to any action required by the stockholders, in the event of a Business Combination that does not result in a Change of Control, the Option shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock underlying the Option would have been entitled to receive in the Business Combination. In the event of a Business Combination that results in a Change of Control of the type set forth in paragraph (C) of the definition of Change of Control or in the event of the complete liquidation or dissolution of the Company, then the Option shall terminate; provided, however, that the Optionee shall, in such event, have the right immediately prior to such Change of Control or complete liquidation or dissolution, to exercise the Option in whole or in part.

                  In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of


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shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Option Agreement.

                  The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, dividends, stock dividends, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference prior to or convertible into, or otherwise affecting, the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         8.       Compliance With the Act: No Registration Rights.

                  Anything in this Option Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Option Shares, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee, in the judgment of the Company, to take any action in connection with the shares then to be issued, then the issue of such shares shall be deferred until such action shall have been taken. Nothing in this Option Agreement shall be construed to obligate the Company at any time to file or maintain the effectiveness of a registration statement under the Securities Act, or under the securities laws of any state or other jurisdiction, or to take or cause to be taken any action that may be necessary in order to provide an exemption from the registration requirements of the Securities Act under Rule 144 or any other exemption with respect to the Option Shares or otherwise for resale or other transfer by the Optionee (or by the executor or administrator of the Optionee's estate or a person who acquired the Option or any Option Shares or other rights by bequest or inheritance or by reason of the death of the Optionee) as a result of the exercise of the Option evidenced by this Option Agreement.

         9.       Miscellaneous.

                  (a) Binding on Successors and Representatives. The parties understand that this Option Agreement shall be binding not only upon themselves, but also upon their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party hereto); and the parties agree, for themselves and their successors, assigns and representatives, to execute any instrument that may be necessary or desirable legally to effect such understanding.

                  (b) Entire Agreement. This Option Agreement constitutes the entire agreement of the parties with respect to the Option and supersedes any previous agreement, whether written or oral, with respect thereto.

                  (c) Amendment. Neither this Option Agreement nor any of the terms and conditions herein set forth may be altered or amended orally, and any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties or their respective successors and assigns.


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                  (d) Construction of Terms. Any reference herein to the
         singular or plural shall be construed as plural or singular whenever the context requires.

                  (e) Notices. All notices and requests under this Option Agreement shall be in writing and shall be deemed to have been given when personally delivered or sent prepaid registered mail:

                           (i) if to the Company, to the following address:

                               Resource Bancshares Mortgage Group, Inc.
                               7909 Parklane Road
                               Columbia, South Carolina 29223
                               Attention: Chief Financial Officer

                  or to such other address as the Company shall designate by notice.

                           (ii) if to the Optionee, to the Optionee's address
                  appearing in the Company's records, or to such other address as the Optionee shall designate by notice.

                  (f) Governing Law; Submission to Jurisdiction. This Option Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina. The parties hereby consent to the jurisdiction and venue of the Court of Common Pleas of South Carolina for purposes of adjudicating any issue arising hereunder.

                  (g) Severability. The invalidity or unenforceability of any particular provision of this Option Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.


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         IN WITNESS WHEREOF, the parties hereto have executed this Option
Agreement as of the day and year first written above.

                                      RESOURCE BANCSHARES MORTGAGE GROUP, INC.



                                      By: ____________________________________
                                              Douglas K. Freeman
                                              Chief Executive Officer


                                      OPTIONEE:


                                      __________________________________(SEAL)
                                      Name: Boyd M. Guttery




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